THE HENLOPEN FUND

                         SUPPLEMENT TO THE STATEMENT OF
                             ADDITIONAL INFORMATION
                             DATED OCTOBER 29, 1999



          Effective March 28, 2000 Landis Associates, Inc., the investment adviser to The Henlopen Fund, converted to a limited liability company, Landis Associates LLC. Landis Associates LLC is controlled by Michael L. Hershey. Mr. Hershey is the President, Treasurer and Secretary of Landis Associates LLC and is the trustee of the Michael L. Hershey Revocable Trust U/A/D/ 5-7-98, which owns 90% of the outstanding membership interests of Landis Associates LLC. Mr. Hershey is also Chairman, President, Treasurer and a trustee of The Henlopen Fund.

          See pages 9 and 10 of the Statement of Additional Information for additional information concerning the investment advisory agreement between The Henlopen Fund and Landis Associates LLC.

          The date of this Supplement is June 9, 2000.